UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2018

MYRIAD GENETICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26642	87-0494517
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

320 Wakara Way

Salt Lake City, Utah 84108

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (801) 584-3600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.01	Completion of Acquisition or Disposition of Assets.

On July 31, 2018, Myriad Genetics, Inc. (“Myriad”) completed its acquisition of Counsyl, Inc. (“Counsyl”), in accordance with the terms of the previously announced Agreement and Plan of Merger (“Merger Agreement”), dated May 25, 2018, by and among Myriad, Cinnamon Merger Sub, Inc., a wholly owned subsidiary of Myriad (“Merger Subsidiary”), Counsyl and Fortis Advisors LLC, as the representative of the securityholders of Counsyl. Pursuant to the terms of the Merger Agreement, Merger Subsidiary was merged with and into Counsyl, with Counsyl continuing as the surviving corporation and wholly owned subsidiary of Myriad (the “Merger”).

ITEM 2.03	Creation of a Direct Financial Obligation of a Registrant.

On July 31, 2018, Myriad entered into that certain Amendment No. 1 (the “Amendment”), by and among Myriad, as borrower, the lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Agent”), amending that certain Credit Agreement, dated as of December 23, 2016 (the “Credit Agreement”), by and among Myriad, as borrower, the lenders from time to time party thereto and the Agent. Pursuant to the Amendment, Myriad increased the commitments under its revolving credit facility (the “Facility”) to an aggregate principle amount of up to $350.0 million. The Facility matures on July 31, 2023 (the “Maturity Date”).

The proceeds of the Facility were used to (i) finance the acquisition of Counsyl, (ii) pay fees, commissions, transactions costs and expenses incurred in connection with the foregoing, and (iii) for working capital and other general corporate purposes.

The Credit Agreement contains customary loan terms, interest rates, and representations and warranties and usual and customary affirmative and negative covenants, in each case, subject to customary limitations, exceptions and exclusions. The Credit Agreement also contains certain customary events of default.

The Facility is secured by a first-lien security interest in substantially all of the assets of Myriad and certain of its domestic subsidiaries, and each such domestic subsidiary of Myriad has guaranteed the repayment of the Facility.

The Agent and its affiliates have various relationships with Myriad and its subsidiaries involving the provision of financial services, such as investment banking, commercial banking, advisory, paying agent services and escrow services for which they receive customary fees and may do so in the future.

The information contained above under Item 2.01 is incorporated herein by reference.

ITEM 8.01	Other Events

On July 31, 2018, Myriad issued a press release announcing the completion of the Merger. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

Exhibit 99.1 to this Current Report on Form 8-K includes “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect current views about future events. Investors should not rely on forward-looking statements because actual results may differ materially from those predicted as a result of a number of potential risks and uncertainties. These potential risks and uncertainties include, but are not limited to: the possibility that the expected benefits related to the Merger may not materialize as expected; the risk that sales and profit margins of our molecular diagnostic tests and pharmaceutical and clinical services may decline; risks related to our ability to transition from our existing product portfolio to our new tests, including unexpected costs and delays; risks related to decisions or changes in governmental or private insurers’ reimbursement levels for our tests or our ability to obtain reimbursement for our new tests at comparable levels to our existing tests; risks related to increased competition and the development of new competing tests and services; the risk that we may be unable to develop or achieve commercial success for additional molecular diagnostic tests and pharmaceutical and clinical services in a timely manner, or at all; the risk that we may not successfully develop new markets for our molecular diagnostic tests and pharmaceutical and clinical services, including our ability to successfully generate revenue outside the United States; the risk that licenses to the technology underlying our molecular diagnostic tests and pharmaceutical and clinical services and any future tests and services are terminated or cannot be maintained on satisfactory terms; risks related to delays or other problems with operating our laboratory testing facilities and our healthcare clinic; risks related to public concern over genetic testing in general or our tests in particular; risks related to regulatory requirements or enforcement in the United States and foreign countries and changes in the structure of the healthcare system or healthcare payment systems; risks related to our ability to obtain new corporate collaborations or licenses and acquire new technologies or businesses on satisfactory terms, if at all; risks related to our ability to successfully integrate and derive benefits from any technologies or businesses that we license or acquire; risks related to our projections about our business, results of operations and financial condition; risks related to the potential market opportunity for our products and services; the risk that we or our licensors may be unable to protect or that third parties will infringe the proprietary technologies underlying our tests; the risk of patent-infringement claims or challenges to the validity of our patents or other intellectual property; risks related to changes in intellectual property laws covering our molecular diagnostic tests and pharmaceutical and clinical services and patents or enforcement in the United States and foreign countries, such as the Supreme Court decision in the lawsuit brought against us by the Association for Molecular Pathology et al; risks of new, changing and competitive technologies and regulations in the United States and internationally; and other factors discussed under the heading “Risk Factors” contained in Item 1A of our most recent Annual Report on Form 10-K, for the fiscal year ended June 30, 2017, which has been filed with the Securities and Exchange Commission, as well as any updates to those risk factors filed from time to time in our Quarterly Reports on Form 10-Q or Current Reports on Form 8-K. All information in the exhibits is as of the date of the exhibits, and Myriad undertakes no duty to update this information unless required by law.

ITEM 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The financial statements required by Item 9.01(a) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(b)	Pro Forma Financial Information.

The pro forma financial information required by Item 9.01(b) will be filed by amendment no later than 71 calendar days after the date this Current Report on Form 8-K must be filed.

(d)	Exhibits.

Exhibit Number	Description

99.1	Press Release issued by Myriad on July 31, 2018.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Myriad on July 31, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MYRIAD GENETICS, INC.

Date: July 31, 2018	By:	/s/ R. Bryan Riggsbee
R. Bryan Riggsbee
Executive Vice President, Chief Financial Officer